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EXHIIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Kodiak Energy, Inc. on Form 10-QSB for the period ended September 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated:  December 13, 2006          /s/ Mark Hlady
                                 ----------------------
                                 Name: Mark  Haldy
                                 Title: Chief Executive Officer

Dated:  December 13, 2006          /s/ Mary Kennedy
                                 ----------------------
                                 Name: Mary Kennedy
                                 Title: Chief Financial Officer









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